John Hancock Variable Series Trust I
Michele G. Van Leer
Chairman and Chief Executive Officer


[GRAPHIC OMITTED]

                                 April 30, 2001

State Street Bank and Trust Company
P.O. Box 9111
Boston, MA  02209-9111
Attention:  William Marvin

Re:      Amended and Restated Custodian Agreement
         dated as of January 30, 1995, as amended
         ----------------------------------------

Gentlemen:

         This letter will memorialize our mutual agreement to amend the above-referenced Custodian Agreement, effective as of May 1, 2001, to reflect the new Health Sciences Fund of the John Hancock Variable Series Trust I. We have also updated the list of current sub-advisers to all Funds.

Please substitute copies of the attached Appendix A for the old copies of Appendix A in your files. Kindly acknowledge receipt of this letter and the attachment, and your agreement with the terms hereof, by signing and returning the duplicate of this letter. Thank you.

                                                Sincerely,

                                                JOHN HANCOCK VARIABLE
                                                SERIES TRUST I



                                                /s/Michele G. Van Leer
                                                ----------------------
                                                Chairman and CEO

Received and agreed to:
STATE STREET BANK AND TRUST COMPANY



By:
     ------------------------------------------------
Name:
       ----------------------------------------------
Title:
        ---------------------------------------------


                                   APPENDIX A
                               CUSTODIAL AGREEMENT
                               (As of May 1, 2001)

                   Name of Fund                               Fund Sub-Manager(s)
                   ------------                               -------------------
  1.      International Equity Index                   Independence Investment LLC
  2.      Small/Mid Cap Growth                         Wellington Management Company, LLP
  3.      Small Cap Growth                             John Hancock Advisers, Inc.
  4.      Small Cap Equity (formerly "Small Cap        Capital Guardian Trust Company.
          Value")
  5.      Mid Cap Growth                               Janus Capital Corporation
  6.      Large/Mid Cap Value II ( formerly "Mid Cap   Wellington Management Company, LLP
          Value")
  7.      Global Balanced                              Capital Guardian Trust Company
  8.      International Opportunities                  T. Rowe Price International, Inc.
  9.      Large Cap Value                              T. Rowe Price Associates, Inc.
 10.      Global Bond                                  Capital Guardian Trust Company
 11.      Equity Index                                 SSgA Funds Management, Inc.
 12.      Managed                                      Independence Investment LLC. and Capital Guardian
                                                       Trust Company
 13.      Money Market                                 Wellington Management Company, LLP
 14.      Large Cap Growth                             Independence Investment LLC
 15.      Growth and Income                            Independence Investment LLC and Putnam Investment
                                                       Management LLC
 16.      Real Estate Equity                           Independence Investment LLC and Morgan Stanley Dean
                                                       Witter Investment Management Inc.
 17.      Short-Term Bond                              Independence Investment LLC
 18.      Active Bond                                  John Hancock Advisers, Inc.
 19.      Small/Mid Cap CORE                           Goldman Sachs Asset Management (a division of
                                                       Goldman, Sachs & Co.)
 20.      High Yield Bond                              Wellington Management Company, LLP
 21.      Bond Index                                   Mellon Bond Associates, LLP
 22.      Emerging Markets Equity                      Morgan Stanley Dean Witter Investment Management Inc.
 23.      Large Cap Aggressive Growth                  Alliance Capital Management L.P.
 24.      Small Cap Value (formerly "Small/Mid Cap     T. Rowe Price Associates, Inc.
          Value")
 25.      Large Cap Value CORE                         Goldman Sachs Asset Management (a division of
                                                       Goldman, Sachs & Co.)
 26.      International Equity                         Goldman Sachs Asset Management (a division of
                                                       Goldman, Sachs & Co.)
 27.      Aggressive Balanced                          Independence Investment LLC
 28.      Mid Cap Blend                                Independence Investment LLC
 29.      Fundamental Growth (formerly "Fundamental    Putnam Investment Management LLC
          Mid Cap Growth")
 30.      Large/Mid Cap Value                          Wellington Management Company, LLP
 31.      Large Cap Value CORE II (formerly            Goldman Sachs Asset Management (a division of
         "American Leaders Large Cap Value")          Goldman, Sachs & Co.)
 32.      Active Bond II ( formerly "Core Bond")       John Hancock Advisers, Inc.
 33.      Health Sciences                              Putnam Investment Management LLC

John Hancock Variable Series Trust I
Michele G. Van Leer
Chairman and Chief Executive Officer

[GRAPHIC OMITTED]

                                 April 30, 2001

State Street Bank and Trust Company
P.O. Box 9111
Boston, MA  02209-9111
Attention:  Ronald E. Logue

John Hancock Life Insurance Company
John Hancock Place
Boston, MA  02116
Attention:  Thomas J. Lee

Re:      Sub-Administration Agreement
         dated as of October 1, 1996, as amended
         ---------------------------------------

Gentlemen:

         This letter will memorialize our mutual agreement to amend the above-referenced Sub-Administration Agreement, effective as of May 1, 2001, to reflect the new Health Sciences Fund of the John Hancock Variable Series Trust I.

         Attached is a revised copy of Schedule A to the Sub-Administration Agreement which reflects all of the Funds that are now subject to the Sub-Administration Agreement. Please substitute copies of the attached Schedule A for the old copies of Schedule A in your files.

         Kindly acknowledge receipt of this letter and the attachment, and your agreement with the terms hereof, by signing and returning the duplicate of this letter. Thank you.

                                             Sincerely,

                                             JOHN HANCOCK VARIABLE
                                             SERIES TRUST I



                                             /s/Michele G. Van Leer
                                             ----------------------
                                             Chairman and CEO

Received and agreed to:

JOHN HANCOCK LIFE INSURANCE COMPANY


By:
     ------------------------------------------------
Name:
       ----------------------------------------------
Title:
        ---------------------------------------------



STATE STREET BANK AND TRUST COMPANY



By:
     ------------------------------------------------
Name:
       ----------------------------------------------
Title:
        ---------------------------------------------

                                   SCHEDULE A
                          Sub-Administration Agreement
                       Listing of Investment Funds By Fund
                               (As of May 1, 2001)


1.       John Hancock Variable Series Trust I:  International Equity Index
2.       John Hancock Variable Series Trust I:  Small/Mid Cap Growth
3.       John Hancock Variable Series Trust I:  Small Cap Growth
4.       John Hancock Variable Series Trust I:  Small Cap Equity (1)
5.       John Hancock Variable Series Trust I:  Mid Cap Growth
6.       John Hancock Variable Series Trust I:  Large/Mid Cap Value II (2)
7.       John Hancock Variable Series Trust I:  Global Balanced
8.       John Hancock Variable Series Trust I:  International Opportunities
9.       John Hancock Variable Series Trust I:  Large Cap Value
10.      John Hancock Variable Series Trust I:  Global Bond
11.      John Hancock Variable Series Trust I:  Equity Index
12.      John Hancock Variable Series Trust I:  Managed
13.      John Hancock Variable Series Trust I:  Money Market
14.      John Hancock Variable Series Trust I:  Large Cap Growth
15.      John Hancock Variable Series Trust I:  Growth and Income
16.      John Hancock Variable Series Trust I:  Real Estate Equity
17.      John Hancock Variable Series Trust I:  Short Term Bond
18.      John Hancock Variable Series Trust I:  Active Bond
19.      John Hancock Variable Series Trust I:  Small/Mid Cap CORE
20.      John Hancock Variable Series Trust I:  High Yield Bond
21.      John Hancock Variable Series Trust I:  Bond Index
22.      John Hancock Variable Series Trust I:  Emerging Markets Equity
23.      John Hancock Variable Series Trust I:  Large Cap Aggressive Growth
24.      John Hancock Variable Series Trust I:  Small Cap Value (3)
25.      John Hancock Variable Series Trust I:  Large Cap Value CORE
26.      John Hancock Variable Series Trust I:  International Equity
27.      John Hancock Variable Series Trust I:  Aggressive Balanced
28.      John Hancock Variable Series Trust I:  Mid Cap Blend
29.      John Hancock Variable Series Trust I:  Fundamental Growth (4)
30.      John Hancock Variable Series Trust I:  Large/Mid Cap Value
31.      John Hancock Variable Series Trust I:  Large Cap Value CORE II (5)
32.      John Hancock Variable Series Trust I:  Active Bond II (6)
33.      John Hancock Variable Series Trust I:  Health Sciences

(1)      Formerly "Small Cap Value"
(2)      Formerly "Mid Cap Value"
(3)      Formerly "Small/Mid Cap Value"
(4)      Formerly "Fundamental Mid Cap Growth"
(5)      Formerly "American Leaders Large Cap Value"
(6)      Formerly "Core Bond"